UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 30, 2006 (Date of earliest event reported)

                              ABFC 2006-OPT1 Trust
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           (Exact name of issuing entity as specified in its charter)

                        Asset Backed Funding Corporation
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

    New York                 333-130524-02               Applied For
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(State or other          (Commission File No.         (IRS Employer
 jurisdiction of           of issuing entity)            Identification No.)
 incorporation of
 of issuing entity)

   214 North Tryon Street, Charlotte, North Carolina           28255
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Address of principal executive offices                     (Zip Code)

Depositor's telephone number, including area code (704) 386-2400
                                                  -------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

     On August 10, 2006, a single series of certificates, entitled Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2006 (the "Agreement"), among Asset Backed Funding Corporation (the "Depositor"), Option One Mortgage Corporation (the "Servicer") and Wells Fargo Bank, N.A. (the "Trustee").

     On August 30, 2006, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Additional Group 3 Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $86,052,992.99 with funds on deposit in the pre-funding account (the "Group 3 Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Additional Group 3 Mortgage Loans were conveyed to the Trustee pursuant to an Additional Transfer Instrument, dated August 30, 2006 (the "Instrument"), between the Depositor and the Trustee. The Instrument is attached as Exhibit 10.1.

     The Additional Group 3 Mortgage Loans were purchased by the Depositor from Bank of America, National Association ("BANA") pursuant to an additional mortgage loan purchase agreement, dated as of August 30, 2006 (the "Additional Mortgage Loan Purchase Agreement"), between the Depositor and BANA. A copy of the Additional Mortgage Loan Purchase Agreement is attached as Exhibit 4.1.

Exhibit No.                      Description
-----------                      -----------
4.1                              Additional Mortgage Loan Purchase Agreement,
                                 dated as of August 30, 2006, between Asset
                                 Backed Funding Corporation and Bank of
                                 America, National Association

10.1 Additional Transfer Instrument, dated August 30, 2006, between Asset Backed Funding Corporation and Wells Fargo Bank, N.A.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: August 30, 2006

                                         ASSET BACKED FUNDING CORPORATION

                                         By:  /s/ Juanita L. Deane-Warner
                                              ---------------------------
                                         Name:   Juanita L. Deane-Warner
                                         Title:  Vice President

                                Index to Exhibits
                                -----------------

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
4.1               Additional Mortgage Loan Purchase               E
                  Agreement, dated as of August 30,
                  2006, between Asset Backed Funding
                  Corporation and Bank of America,
                  National Association

10.1              Additional Transfer Instrument, dated           E
                  August 30, 2006, between Asset Backed
                  Funding Corporation and Wells Fargo
                  Bank, N.A.